UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00919
Van Kampen Equity and Income Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)     (Zip code)

Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen Equity and Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Equity and Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a Class A, B, C, I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Value Index and the Barclays Capital U.S. Government/Credit Index from 12/31/99 through 12/31/09. Class A shares are adjusted for sales charges.

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 8/3/60		since 5/1/92		since 7/6/93		since 10/1/02	since 12/22/04
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	10.34%	10.20%	9.42%	9.42%	8.67%	8.67%	6.91%	3.42%

10-year	5.52	4.90	4.88	4.88	4.74	4.74	N/A	N/A

5-year	3.08	1.86	2.68	2.44	2.33	2.33	2.84	3.36

1-year	23.51	16.47	23.48	18.48	22.63	21.63	23.25	23.82

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s average daily net assets. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Barclays Capital U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended December 31, 2009

Market Conditions

In the early months of the fiscal year, the stock market continued to fall amid the intensifying financial crisis and weakening economy. However, beginning in March, improvements on a number of fronts drove a sizeable rally.

•	The financial system appeared to regain its footing, aided by continued widespread deleveraging and initial large capital raises by some financial institutions.

•	Furthermore, low interest rates, liquidity injections, and other policy measures enacted by the Federal Reserve and Treasury helped stabilize the credit markets.

•	Importantly, earnings reports were generally better than expected for the first quarter of 2009, as expectations for corporate earnings had been sufficiently reduced.

Although the market’s advance paused briefly in July and again in October, investors continued to gain confidence in an economic recovery.

•	The rate of decline in some economic indicators continued to slow, bolstering hopes that the worst had past. However, while conditions were becoming “less bad,” the economy and market still faced many headwinds, most notably unemployment rates continuing to hover near 10 percent and the weak real estate market.

•	Corporate earnings continued to reflect improvement relative to expectations. The improvements, however, were generally attributable to aggressive cost cutting rather than growth in real demand.

•	An uptick in merger and acquisition activity and initial public offerings contributed further to positive investor sentiment.

•	Weakness in the U.S. dollar also supported the market’s rise as cheaper-priced goods in the U.S. bolstered exports.

In this environment, the Russell 1000® Value Index, the Fund’s benchmark, was up 19.69 percent for the 12-month period.

Within the fixed income markets, a more optimistic outlook on the economy led to increased investor appetite for riskier assets and spread tightening in most fixed income asset classes. The Barclays Capital U.S. Government/Credit Index rose 4.52 percent for the period.

•	Although Treasury securities performed well at the start of the year, as investors assumed more risk and shifted to other sectors of the market, performance began to wane and yields rose. In the third quarter, yields reversed course but rose again in the fourth quarter, ending the year higher across the curve. Yields on long-maturity issues increased more so than shorter maturities, causing the slope of the curve to further steepen.

•	The agency sector performed relatively well during the year, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program. The Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors’ increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector in 2009. Despite lower rates and The Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased.

•	Investment grade bond spreads narrowed substantially by year end after reaching their widest point for the year in mid-March. The best performing sectors were those that began the year at the widest spreads: REITs, metals/mining, life insurance, finance companies and telecommunication services.

Performance Analysis

All share classes of Van Kampen Equity and Income Fund outperformed the Russell 1000® Value Index (the “Index”) and the Barclays Capital U.S. Government/Credit Index for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended December 31, 2009

					Russell	Barclays Capital
					1000® Value	U.S. Government/
Class A	Class B	Class C	Class R	Class I	Index	Credit Index

23.51%	23.48%	22.63%	23.25%	23.82%	19.69%	4.52%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Within the equity portion of the portfolio, outperformance relative to the Russell 1000® Value Index during the 12-month period was driven by the following factors:

•	The energy sector was additive to relative performance, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the portfolio) lagged the broad sector. Although we increased the Fund’s exposure to the energy sector overall, the sector remained a relative underweight.

•	Health care also contributed to outperformance during the period. The portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in health care had been in the pharmaceutical industry and the portfolio benefited from holding two companies that were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the portfolio’s exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

•	In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company’s stock price appreciated as the new management drove revenue growth and sold a non-core asset.

•	Although we decreased the portfolio’s consumer staples exposure during the period, the sector contributed to relative performance. One of the Fund’s top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

Slightly offsetting these positive results was underperformance relative to the Russell 1000® Value Index in the financials and materials sectors.

•	The financials sector was the largest relative detractor during the review period. The portfolio has maintained a significant underweight in financials versus the Index for some time, which benefited the portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Fund’s exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did. In particular, the portfolio was underexposed to the banks and diversified financials that rebounded most strongly during the period. The Fund’s underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence.

•	The materials sector also dampened relative gains. The Fund’s underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

Additionally, the Fund’s convertible securities and fixed income exposure were additive to absolute return during the period.

•	Given its sensitivity to the equity market, the convertibles market rose as stocks rallied. Holdings in health care and materials were especially beneficial to performance.

•	Within the fixed income portfolio, relative to the Barclays Capital U.S. Government/Credit Index, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•	During the year, we reduced exposure to fixed income and redeployed those assets into what we believed were attractive new opportunities in convertible securities.

Market Outlook

Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery—or at least stabilization—began to emerge. Although cautiously optimistic, we are guarded as post the rally, valuations are relatively less compelling and other challenges continue. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change—or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward protecting our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 12/31/09 (Unaudited)

JPMorgan Chase & Co.	3.3%
United States Treasury Notes	2.3
Marsh & McLennan Cos., Inc.	1.9
General Electric Co.	1.7
Viacom, Inc., Class B	1.7
United States Treasury Notes	1.6
Occidental Petroleum Corp.	1.6
eBay, Inc.	1.4
American Electric Power Co., Inc.	1.4
Anadarko Petroleum Corp.	1.4

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

United States Government Agencies & Obligations	9.1%
Pharmaceuticals	5.8
Other Diversified Financial Services	5.7
Integrated Oil & Gas	5.5
Industrial Conglomerates	4.0
Electric Utilities	3.5
Movies & Entertainment	2.8
Regional Banks	2.5
Internet Software & Services	2.4
Oil & Gas Exploration & Production	2.1
Biotechnology	2.0
Property & Casualty Insurance	2.0
Technology	1.9
Insurance Brokers	1.9
Packaged Foods & Meats	1.8
Diversified Chemicals	1.8
Computer Hardware	1.7
Banking	1.6
Broadcasting & Cable TV	1.5
Oil & Gas Equipment & Services	1.5
Health Care Equipment	1.4
Industrial Machinery	1.4
Hypermarkets & Super Centers	1.3
Health Care	1.3
Communications Equipment	1.2
Home Improvement Retail	1.2
Semiconductors	1.1
Banking—FDIC Guaranteed	1.0
Wireless Telecommunication Services	1.0
Investment Banking & Brokerage	1.0
Diversified Banks	0.9
Consumer Electronics	0.9
Electronic Equipment Manufacturers	0.8
Aerospace & Defense	0.8
Human Resource & Employment Services	0.8
Integrated Telecommunication Services	0.7
Automobile Manufacturers	0.7
Health Care Services	0.7
Food Distributors	0.7
Drug Retail	0.7
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
(continued from previous page)

Personal Products	0.6%
Broadcasting—Diversified	0.6
Soft Drinks	0.6
Wireline	0.6
Semiconductor Equipment	0.6
Managed Health Care	0.6
Noncaptive-Diversified Finance—FDIC Guaranteed	0.6
Media-Cable	0.6
Electric	0.6
Diversified Metals & Mining	0.5
Office Services & Supplies	0.5
Apparel Retail	0.5
Noncaptive-Consumer Finance	0.5
Casinos & Gaming	0.5
Advertising	0.5
Gold	0.5
Asset Management & Custody Banks	0.4
Health Care Distributors	0.4
Life Insurance	0.4
Steel	0.4
Motorcycle Manufacturers	0.4
Auto Parts & Equipment	0.3
Air Freight & Logistics	0.3
Diversified Commercial & Professional Services	0.3
Agricultural Products	0.3
Pipelines	0.3
Food/Beverage	0.3
Metals	0.3
Computer Storage & Peripherals	0.3
Oil & Gas Storage & Transportation	0.2
Diversified Manufacturing	0.2
Foreign Government Obligations	0.2
Restaurants	0.2
Reinsurance	0.2
Media-Noncable	0.2
Health Care Facilities	0.2
Brokerage	0.2
Railroads	0.2
Systems Software	0.2
Noncaptive-Diversified Finance	0.2
Oil Field Services	0.2
REITS	0.1
Retailers	0.1
Tobacco	0.1
Supermarkets	0.1
Independent Energy	0.1
Automotive	0.1
Environmental & Facilities Services	0.1
Municipal Bonds	0.1
Chemicals	0.0	*
Consumer Products	0.0	*
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
(continued from previous page)

Integrated Energy	0.0	%*
Asset Backed Securities	0.0	*
Building Materials	0.0	*
Packaging	0.0	*

Total Long-Term Investments	97.2
Total Short-Term Investments	2.8

Total Investments	100.0
Other Assets in Excess of Liabilities	0.0	*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class A
Actual	$1,000.00	$1,203.11	$4.33
Hypothetical	1,000.00	1,021.27	3.97
(5% annual return before expenses)
Class B
Actual	1,000.00	1,202.23	4.33
Hypothetical	1,000.00	1,021.27	3.97
(5% annual return before expenses)
Class C
Actual	1,000.00	1,198.38	8.42
Hypothetical	1,000.00	1,017.54	7.73
(5% annual return before expenses)
Class R
Actual	1,000.00	1,202.21	5.72
Hypothetical	1,000.00	1,020.01	5.24
(5% annual return before expenses)
Class I
Actual	1,000.00	1,204.61	3.00
Hypothetical	1,000.00	1,022.48	2.75
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, 0.78%, 1.52%, 1.03% and 0.54%, for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios for Class B and C shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009

Description	Shares	Value

Common Stocks 63.4%
Aerospace & Defense 0.3%
General Dynamics Corp.	592,000	$40,356,640

Air Freight & Logistics 0.3%
FedEx Corp.	473,200	39,488,540

Apparel Retail 0.5%
Gap, Inc.	2,831,300	59,315,735

Asset Management & Custody Banks 0.4%
State Street Corp.	1,016,300	44,249,702

Automobile Manufacturers 0.1%
Ford Motor Co. (a)	964,600	9,646,000

Broadcasting & Cable TV 0.9%
Comcast Corp., Class A	6,764,400	114,047,784

Broadcasting—Diversified 0.6%
Time Warner Cable, Inc.	1,787,885	74,000,560

Communications Equipment 1.0%
Cisco Systems, Inc. (a)	5,112,000	122,381,280

Computer Hardware 1.7%
Dell, Inc. (a)	2,889,700	41,496,092
Hewlett-Packard Co.	3,145,500	162,024,705

		203,520,797

Consumer Electronics 0.9%
Sony Corp.—ADR (Japan)	3,608,700	104,652,300

Diversified Banks 0.9%
U.S. Bancorp	1,564,900	35,225,899
Wells Fargo & Co.	2,788,200	75,253,518

		110,479,417

Diversified Chemicals 1.8%
Bayer AG—ADR (Germany)	1,644,300	132,560,342
Dow Chemical Co.	3,231,500	89,286,345

		221,846,687

Diversified Commercial & Professional Services 0.3%
Cintas Corp.	1,498,500	39,035,925

Diversified Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	756,900	60,771,501

Drug Retail 0.7%
Walgreen Co.	2,174,300	79,840,296

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Description	Shares	Value

Electric Utilities 3.0%
American Electric Power Co., Inc.	4,907,827	$170,743,301
Edison International	1,059,500	36,849,410
Entergy Corp.	816,566	66,827,762
FirstEnergy Corp.	1,753,300	81,440,785

		355,861,258

Electronic Equipment Manufacturers 0.8%
Agilent Technologies, Inc. (a)	3,145,800	97,740,006

Food Distributors 0.7%
Sysco Corp.	3,005,000	83,959,700

Gold 0.5%
Newmont Mining Corp.	1,147,900	54,307,149

Health Care Distributors 0.4%
Cardinal Health, Inc.	1,536,900	49,549,656

Health Care Equipment 1.4%
Boston Scientific Corp. (a)	6,125,000	55,125,000
Covidien PLC (Ireland)	2,382,750	114,109,897

		169,234,897

Home Improvement Retail 1.2%
Home Depot, Inc.	4,789,700	138,566,021

Human Resource & Employment Services 0.8%
Manpower, Inc.	949,793	51,839,702
Robert Half International, Inc.	1,470,700	39,311,811

		91,151,513

Hypermarkets & Super Centers 1.3%
Wal-Mart Stores, Inc.	2,984,200	159,505,490

Industrial Conglomerates 3.4%
General Electric Co.	13,699,400	207,271,922
Siemens AG—ADR (Germany)	878,600	80,567,620
Tyco International Ltd. (Switzerland)	3,266,050	116,532,664

		404,372,206

Industrial Machinery 1.4%
Dover Corp.	2,547,900	106,018,119
Ingersoll-Rand PLC (Ireland)	1,736,665	62,068,407

		168,086,526

Insurance Brokers 1.9%
Marsh & McLennan Cos., Inc.	10,585,100	233,719,008

Integrated Oil & Gas 5.5%
BP PLC—ADR (United Kingdom)	1,473,700	85,430,389
ConocoPhillips	1,301,400	66,462,498
Exxon Mobil Corp.	1,603,900	109,369,941
Hess Corp.	990,700	59,937,350

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Description	Shares	Value

Integrated Oil & Gas (Continued)
Occidental Petroleum Corp.	2,302,000	$187,267,700
Royal Dutch Shell PLC—ADR (United Kingdom)	2,622,400	157,632,464

		666,100,342

Integrated Telecommunication Services 0.7%
Verizon Communications, Inc.	2,576,812	85,369,781

Internet Software & Services 1.9%
eBay, Inc. (a)	7,279,700	171,364,138
Yahoo!, Inc. (a)	3,581,100	60,090,858

		231,454,996

Investment Banking & Brokerage 1.0%
Charles Schwab Corp.	6,270,840	118,017,209

Managed Health Care 0.6%
UnitedHealth Group, Inc.	2,216,700	67,565,016

Motorcycle Manufacturers 0.4%
Harley-Davidson, Inc.	1,672,900	42,157,080

Movies & Entertainment 2.8%
Time Warner, Inc.	4,813,733	140,272,180
Viacom, Inc., Class B (a)	6,819,200	202,734,816

		343,006,996

Office Services & Supplies 0.3%
Avery Dennison Corp.	1,075,700	39,252,293

Oil & Gas Equipment & Services 1.4%
Schlumberger Ltd. (Netherlands Antilles)	1,614,700	105,100,823
Smith International, Inc.	2,341,400	63,615,838

		168,716,661

Oil & Gas Exploration & Production 2.1%
Anadarko Petroleum Corp.	2,731,600	170,506,472
Devon Energy Corp.	1,201,100	88,280,850

		258,787,322

Other Diversified Financial Services 4.9%
Bank of America Corp.	9,418,800	141,847,128
Citigroup, Inc.	15,904,900	52,645,219
JPMorgan Chase & Co.	9,520,645	396,725,277

		591,217,624

Packaged Foods & Meats 1.8%
Kraft Foods, Inc., Class A	5,863,000	159,356,340
Unilever NV (Netherlands)	1,949,600	63,030,568

		222,386,908

Personal Products 0.6%
Estee Lauder Cos., Inc., Class A	1,613,800	78,043,368

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Description	Shares	Value

Pharmaceuticals 4.3%
Abbott Laboratories	1,209,100	$65,279,309
Bristol-Myers Squibb Co.	5,679,000	143,394,750
Merck & Co., Inc.	2,665,832	97,409,501
Pfizer, Inc.	6,370,600	115,881,214
Roche Holdings AG—ADR (Switzerland)	2,239,800	95,225,321

		517,190,095

Property & Casualty Insurance 1.8%
Chubb Corp.	2,079,016	102,246,007
Travelers Cos., Inc.	2,412,349	120,279,721

		222,525,728

Regional Banks 2.2%
BB&T Corp.	2,032,700	51,569,599
Fifth Third Bancorp	4,236,800	41,308,800
First Horizon National Corp. (a)	1,677,688	22,481,015
PNC Financial Services Group, Inc.	2,825,400	149,152,866

		264,512,280

Reinsurance 0.2%
Transatlantic Holdings, Inc.	485,200	25,283,772

Restaurants 0.2%
Starbucks Corp. (a)	877,236	20,229,062

Semiconductor Equipment 0.6%
Lam Research Corp. (a)	1,745,084	68,424,744

Semiconductors 0.8%
Intel Corp.	4,453,700	90,855,480

Soft Drinks 0.6%
Coca-Cola Co.	1,272,300	72,521,100

Systems Software 0.2%
Symantec Corp. (a)	1,111,480	19,884,377

Wireless Telecommunication Services 0.8%
Vodafone Group PLC—ADR (United Kingdom)	4,334,700	100,088,223

Total Common Stocks 63.4%		7,643,277,051

Convertible Preferred Stocks 1.6%
Agricultural Products 0.3%
Archer-Daniels-Midland Co.	832,350	36,298,783

Health Care Facilities 0.2%
HEALTHSOUTH Corp., Ser A (b)	27,000	22,349,250

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Description	Shares	Value

Health Care Services 0.2%
Omnicare Capital Trust II	600,000	$22,275,000

Office Services & Supplies 0.2%
Avery Dennison Corp.	529,725	20,500,358

Oil & Gas Storage & Transportation 0.2%
El Paso Energy Capital Trust I	875,900	32,244,069

Other Diversified Financial Services 0.2%
Bank of America Corp.	1,944,000	29,004,480

Regional Banks 0.3%
KeyCorp, Ser A	427,098	34,231,905

Total Convertible Preferred Stocks 1.6%		196,903,845

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Convertible Corporate Obligations 14.0% Advertising 0.5%
$17,229	Interpublic Group of Cos., Inc.	4.750%	03/15/23	$17,444,363
37,739	Interpublic Group of Cos., Inc.	4.250	03/15/23	37,691,826

				55,136,189

	Aerospace & Defense 0.5%
54,000	L-3 Communications Corp.	3.000	08/01/35	56,970,000

	Asset Management & Custody Banks 0.0%
4,520	Janus Capital Group, Inc.	3.250	07/15/14	5,469,200

	Auto Parts & Equipment 0.3%
31,810	BorgWarner, Inc.	3.500	04/15/12	40,279,413

	Automobile Manufacturers 0.6%
60,143	Ford Motor Co.	4.250	11/15/16	75,705,001

	Biotechnology 2.0%
72,500	Amgen, Inc.	0.375	02/01/13	73,315,625
72,500	Amgen, Inc. (b)	0.375	02/01/13	73,315,625
37,072	Amylin Pharmaceuticals, Inc.	3.000	06/15/14	29,101,520
45,000	Invitrogen Corp.	1.500	02/15/24	52,200,000
13,636	Life Technologies Corp.	3.250	06/15/25	16,158,660

				244,091,430

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Broadcasting & Cable TV 0.6%
$59,807	Liberty Media LLC	3.125%	03/30/23	$60,479,829
21,235	Sinclair Broadcast Group, Inc.	6.000	09/15/12	17,704,681

				78,184,510

	Casinos & Gaming 0.5%
46,844	International Game Technology (b)	3.250	05/01/14	57,325,345

	Communications Equipment 0.2%
34,000	JDS Uniphase Corp. (b)	1.000	05/15/26	29,240,000

	Computer Storage & Peripherals 0.3%
24,315	NetApp, Inc.	1.750	06/01/13	30,272,175

	Electric Utilities 0.5%
1,301	Centerpoint Energy, Inc.	*	09/15/29	35,378,197
10,065	PG & E Corp.	9.500	06/30/10	30,861,806

				66,240,003

	Health Care 1.1%
46,059	LifePoint Hospitals, Inc.	3.500	05/15/14	43,122,739
62,100	Mylan Labs, Inc.	1.250	03/15/12	64,739,250
21,330	Wright Medical Group, Inc.	2.625	12/01/14	18,770,400

				126,632,389

	Health Care Services 0.5%
75,866	Omnicare, Inc.	3.250	12/15/35	62,115,288

	Industrial Conglomerates 0.6%
64,000	3M Co., LYON	*	11/21/32	57,040,000
9,876	Textron, Inc.	4.500	05/01/13	15,962,085

				73,002,085

	Internet Software & Services 0.5%
28,864	Symantec Corp.	0.750	06/15/11	31,533,920
22,117	Symantec Corp.	1.000	06/15/13	24,909,271

				56,443,191

	Media-Cable 0.3%
30,188	Liberty Global, Inc. (b)	4.500	11/15/16	32,904,920

	Noncaptive-Consumer Finance 0.2%
20,836	Jefferies Group, Inc.	3.875	11/01/29	20,679,730

	Oil & Gas Equipment & Services 0.1%
14,482	Cal Dive International, Inc.	3.250	12/15/25	13,106,210

	Other Diversified Financial Services 0.6%
39,246	Affiliated Managers Group, Inc.	3.950	08/15/38	38,902,597
33,536	NASDAQ OMX Group, Inc.	2.500	08/15/13	31,607,680

				70,510,277

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals 1.4%
$30,043	Allergan, Inc.	1.500%	04/01/26	$34,737,219
44,388	Cephalon, Inc.	2.500	05/01/14	49,770,045
35,517	King Pharmaceuticals, Inc.	1.250	04/01/26	33,075,206
50,597	Millipore Corp.	3.750	06/01/26	52,431,141

				170,013,611

	Semiconductors 0.3%
40,978	Xilinx, Inc. (b)	3.125	03/15/37	38,109,540

	Steel 0.4%
33,735	Allegheny Technologies, Inc.	4.250	06/01/14	46,343,456

	Technology 1.8%
24,495	Cadence Design Systems, Inc.	1.375	12/15/11	22,933,444
22,000	Cadence Design Systems, Inc.	1.500	12/15/13	17,902,500
36,420	Linear Technology Corp. (b)	3.000	05/01/27	36,693,150
58,945	Lucent Technologies, Inc., Ser B	2.875	06/15/25	50,545,338
15,137	ON Semiconductor Corp.	2.625	12/15/26	16,896,676
88,383	SanDisk Corp.	1.000	05/15/13	74,131,241

				219,102,349

	Wireless Telecommunication Services 0.2%
24,081	SBA Communications Corp.	1.875	05/01/13	24,833,531

	Total Convertible Corporate Obligations 14.0%			1,692,709,843

	United States Government Agencies & Obligations 9.1%
23,700	Federal Home Loan Mortgage Corp.	3.000	07/28/14	24,045,712
33,000	Federal Home Loan Mortgage Corp.	4.875	06/13/18	35,359,962
7,000	Federal Home Loan Mortgage Corp.	6.750	03/15/31	8,550,528
37,970	Federal National Mortgage Association	4.375	10/15/15	40,445,758
5,970	Federal National Mortgage Association	6.625	11/15/30	7,196,578
68,980	United States Treasury Bonds	3.500	02/15/39	56,520,556
9,700	United States Treasury Bonds	4.250	05/15/39	9,102,848
19,000	United States Treasury Bonds	6.125	11/15/27	22,639,697
3,557	United States Treasury Bonds	8.000	11/15/21	4,844,748
196,825	United States Treasury Notes	0.750	11/30/11	195,602,717
77,200	United States Treasury Notes	0.875	03/31/11	77,365,903
1,600	United States Treasury Notes	0.875	04/30/11	1,602,626
21,200	United States Treasury Notes	1.375	09/15/12	21,107,271
75,000	United States Treasury Notes	1.500	12/31/13	73,048,875
29,080	United States Treasury Notes	1.750	08/15/12	29,277,657
30,000	United States Treasury Notes	1.750	03/31/14	29,296,890
10,000	United States Treasury Notes	2.000	09/30/10	10,121,880
20,000	United States Treasury Notes	2.125	11/30/14	19,532,860
276,000	United States Treasury Notes	2.375	10/31/14	273,089,028
95,125	United States Treasury Notes	2.625	07/31/14	95,630,399

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Government Agencies & Obligations (Continued)
$10,000	United States Treasury Notes	2.750%	02/15/19	$9,209,380
16,600	United States Treasury Notes	3.375	11/15/19	15,972,404
34,000	United States Treasury Notes	3.750	11/15/18	34,007,990
250	United States Treasury Notes	4.250	01/15/11	259,453

	Total United States Government Agencies & Obligations 9.1%			1,093,831,720

	Corporate Bonds 7.2% Automotive 0.1%
3,730	DaimlerChrysler NA Holding Corp.	7.750	01/18/11	3,966,661
645	DaimlerChrysler NA Holding Corp.	8.500	01/18/31	794,748
3,705	Harley-Davidson Funding Corp., Ser C (b)	6.800	06/15/18	3,700,557

				8,461,966

	Banking 1.6%
4,645	Abbey National Treasury Services PLC (United Kingdom) (b)	3.875	11/10/14	4,666,641
3,380	American Express Co.	8.125	05/20/19	4,012,313
15,855	Bank of America Corp., Ser L	5.650	05/01/18	16,129,085
6,760	Bank of America Corp.	5.750	12/01/17	6,933,299
450	Bank of America Corp.	7.625	06/01/19	521,479
8,290	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	9,263,263
3,548	BB&T Corp.	6.850	04/30/19	3,986,423
8,625	Capital One Bank USA NA	8.800	07/15/19	10,208,938
11,285	Citigroup, Inc.	6.125	11/21/17	11,392,614
6,965	Citigroup, Inc.	6.125	05/15/18	7,014,013
9,075	Citigroup, Inc.	8.500	05/22/19	10,496,826
6,095	Commonwealth Bank of Australia (Australia) (b)	5.000	10/15/19	6,062,885
3,579	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	3,809,910
8,030	Credit Suisse New York (Switzerland)	5.300	08/13/19	8,262,075
13,520	Goldman Sachs Group, Inc.	6.150	04/01/18	14,496,644
4,475	Goldman Sachs Group, Inc.	6.750	10/01/37	4,614,392
8,310	HBOS PLC (United Kingdom) (b)	6.750	05/21/18	7,722,874
18,420	JPMorgan Chase & Co.	6.000	01/15/18	19,833,090
3,555	PNC Funding Corp.	6.700	06/10/19	3,985,031
3,385	Royal Bank of Scotland PLC (United Kingdom) (b)	4.875	08/25/14	3,434,858
5,100	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	5,249,517
20,325	Wells Fargo & Co.	5.625	12/11/17	21,174,930
4,610	Westpac Banking Corp. (Australia)	4.200	02/27/15	4,691,325

				187,962,425

	Brokerage 0.2%
7,950	Bear Stearns Co., Inc.	7.250	02/01/18	9,139,662
3,372	Credit Suisse New York (Switzerland)	6.000	02/15/18	3,533,913
8,375	Merrill Lynch & Co., Inc.	6.875	04/25/18	9,037,915

				21,711,490

	Building Materials 0.0%
1,885	Holcim US Finance Sarl & Cie SCS (Luxembourg) (b)	6.000	12/30/19	1,965,765

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Chemicals 0.0%
$1,580	Potash Corp. of Saskatchewan, Inc. (Canada)	4.875%	03/30/20	$1,561,969
2,175	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	2,148,500
1,635	Potash Corp. of Saskatchewan, Inc. (Canada)	6.500	05/15/19	1,814,068

				5,524,537

	Consumer Products 0.0%
4,810	Philips Electronics NV (Netherlands)	5.750	03/11/18	5,126,503

	Diversified Manufacturing 0.2%
2,920	Amphenol Corp.	4.750	11/15/14	2,924,164
1,330	Brascan Corp. (Canada)	7.125	06/15/12	1,396,956
2,470	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	2,253,939
5,380	Cooper Industries, Inc.	5.250	11/15/12	5,777,060
17,195	General Electric Co.	5.250	12/06/17	17,599,272

				29,951,391

	Electric 0.6%
700	Consumers Energy Co., Ser F	4.000	05/15/10	707,644
5,255	Electricite de France SA (France) (b)	6.500	01/26/19	5,909,615
7,500	Enel Finance International SA (Luxembourg) (b)	5.125	10/07/19	7,560,705
9,125	Exelon Generation Co. LLC	5.200	10/01/19	9,146,371
5,690	FirstEnergy Solutions Corp.	6.050	08/15/21	5,751,998
2,100	Iberdrola Finance Ireland Ltd. (Ireland) (b)	3.800	09/11/14	2,111,739
2,500	Iberdrola Finance Ireland Ltd. (Ireland) (b)	5.000	09/11/19	2,492,612
1,330	Indianapolis Power & Light Co. (b)	6.300	07/01/13	1,434,537
4,450	NiSource Finance Corp.	6.800	01/15/19	4,767,111
4,910	Ohio Power Co., Ser K	6.000	06/01/16	5,212,348
3,530	PPL Energy Supply LLC	6.300	07/15/13	3,804,292
1,610	PPL Energy Supply LLC	6.500	05/01/18	1,681,436
6,560	Progress Energy, Inc.	7.050	03/15/19	7,351,615
6,300	Virginia Electric & Power Co.	8.875	11/15/38	8,921,537

				66,853,560

	Electric Utilities 0.0%
2,420	CenterPoint Energy Resources Corp.	6.250	02/01/37	2,353,453
1,805	CenterPoint Energy Resources Corp., Ser B	7.875	04/01/13	2,034,574

				4,388,027

	Electronic Equipment Manufacturers 0.0%
2,935	Agilent Technologies, Inc.	5.500	09/14/15	3,080,227

	Environmental & Facilities Services 0.1%
3,275	Republic Services, Inc. (b)	5.500	09/15/19	3,331,818
4,270	Waste Management, Inc.	6.125	11/30/39	4,257,835

				7,589,653

	Food/Beverage 0.3%
4,705	Anheuser-Busch InBev Worldwide, Inc. (b)	7.200	01/15/14	5,340,947
1,995	Bunge Ltd. Finance Corp.	8.500	06/15/19	2,277,903
1,342	ConAgra Foods, Inc.	7.000	10/01/28	1,441,976
4,085	ConAgra Foods, Inc.	8.250	09/15/30	4,909,905

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Food/Beverage (Continued)
$6,815	FBG Finance Ltd. (Australia) (b)	5.125%	06/15/15	$7,062,282
842	Kraft Foods, Inc.	6.875	02/01/38	886,392
2,030	Kraft Foods, Inc.	6.875	01/26/39	2,138,361
7,025	Kraft Foods, Inc.	7.000	08/11/37	7,505,299

				31,563,065

	Health Care 0.2%
2,470	AmerisourceBergen Corp.	4.875	11/15/19	2,443,232
6,265	Medco Health Solutions, Inc.	7.125	03/15/18	7,053,839
3,055	Quest Diagnostics, Inc.	4.750	01/30/20	2,990,937
5,745	UnitedHealth Group, Inc.	6.000	02/15/18	5,943,777
895	WellPoint, Inc.	7.000	02/15/19	1,002,707

				19,434,492

	Independent Energy 0.1%
4,495	Questar Market Resources, Inc.	6.800	04/01/18	4,691,634
6,220	XTO Energy, Inc.	5.500	06/15/18	6,645,914
555	XTO Energy, Inc.	6.500	12/15/18	635,296

				11,972,844

	Integrated Energy 0.0%
3,875	Hess Corp.	6.000	01/15/40	3,850,452

	Life Insurance 0.4%
5,000	American General Corp.	7.500	08/11/10	5,106,230
730	John Hancock Global Funding II (b)	7.900	07/02/10	753,086
1,540	MetLife, Inc.	6.750	06/01/16	1,726,822
5,410	MetLife, Inc., Ser A	6.817	08/15/18	6,035,380
220	MetLife, Inc., Ser B	7.717	02/15/19	258,966
3,155	Nationwide Financial Services, Inc.	6.250	11/15/11	3,269,041
4,865	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	4,982,524
3,005	Principal Financial Group, Inc.	8.875	05/15/19	3,472,004
4,910	Prudential Financial, Inc.	4.750	09/17/15	4,984,985
3,395	Prudential Financial, Inc.	6.625	12/01/37	3,491,255
365	Prudential Financial, Inc.	7.375	06/15/19	409,935
3,350	Reinsurance Group of America, Inc.	6.450	11/15/19	3,345,032
11,365	Xlliac Global Funding (b)	4.800	08/10/10	11,432,690

				49,267,950

	Media-Cable 0.3%
4,535	Comcast Corp.	5.700	05/15/18	4,775,351
2,000	Comcast Corp.	6.450	03/15/37	2,068,836
5,000	Cox Communications, Inc.	7.250	11/15/15	5,630,805
1,440	Cox Communications, Inc. (b)	8.375	03/01/39	1,798,659
3,615	DirecTV Holdings LLC (b)	5.875	10/01/19	3,683,580
890	Time Warner Cable, Inc.	6.750	06/15/39	935,153
1,760	Time Warner Cable, Inc.	8.250	04/01/19	2,099,840
5,375	Time Warner Cable, Inc.	8.750	02/14/19	6,561,655

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Cable (Continued)
$2,595	Time Warner, Inc.	5.875%	11/15/16	$2,805,294
3,115	Time Warner, Inc.	7.700	05/01/32	3,668,567

				34,027,740

	Media-Noncable 0.2%
1,285	Grupo Televisa SA (Mexico)	6.000	05/15/18	1,299,442
5,830	News America, Inc.	7.850	03/01/39	6,840,963
3,655	Pearson Dollar Finance Two PLC (United Kingdom) (b)	6.250	05/06/18	3,843,927
615	Viacom, Inc.	5.625	09/15/19	643,324
4,585	Viacom, Inc.	6.875	04/30/36	4,973,455
2,760	Vivendi (France) (b)	6.625	04/04/18	2,996,046
3,125	WPP Finance (United Kingdom)	8.000	09/15/14	3,557,469

				24,154,626

	Metals 0.3%
11,425	ArcelorMittal (Luxembourg)	9.850	06/01/19	14,801,362
1,355	Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	1,485,759
6,835	Newmont Mining Corp.	5.125	10/01/19	6,851,192
2,885	Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	3,657,314
3,570	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	3,622,579
1,040	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	1,052,193

				31,470,399

	Noncaptive-Consumer Finance 0.3%
7,075	American Express Credit Corp., Ser C	7.300	08/20/13	7,957,854
13,225	General Electric Capital Corp.	5.625	05/01/18	13,574,616
6,316	Household Finance Corp.	6.375	10/15/11	6,720,054
740	HSBC Finance Corp.	5.500	01/19/16	777,315
7,060	HSBC Finance Corp.	6.750	05/15/11	7,464,001
1,925	HSBC Finance Corp.	8.000	07/15/10	1,995,176

				38,489,016

	Noncaptive-Diversified Finance 0.2%
2,775	General Electric Capital Corp.	5.875	01/14/38	2,577,772
8,900	General Electric Capital Corp.	6.000	08/07/19	9,255,208
6,905	Nationwide Building Society (United Kingdom) (b)	4.250	02/01/10	6,907,182

				18,740,162

	Oil Field Services 0.2%
4,440	Petrobras International Finance Co. (Cayman Islands)	5.750	01/20/20	4,538,954
4,030	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	4,306,756
7,450	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	9,302,860

				18,148,570

	Packaging 0.0%
1,765	Sealed Air Corp. (b)	7.875	06/15/17	1,882,665

	Pharmaceuticals 0.1%
4,185	Biogen Idec, Inc.	6.875	03/01/18	4,511,581
7,905	Roche Holdings, Inc. (b)	6.000	03/01/19	8,701,887
760	Wyeth	5.450	04/01/17	811,250

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals (Continued)
$850	Wyeth	5.500%	02/15/16	$914,826
2,225	Wyeth	6.450	02/01/24	2,484,622

				17,424,166

	Pipelines 0.3%
4,500	Energy Transfer Partners LP	8.500	04/15/14	5,199,062
2,325	Enterprise Products Operating LLC	5.250	01/31/20	2,304,389
4,310	Enterprise Products Operating LLC	6.500	01/31/19	4,657,390
8,709	Kinder Morgan Energy Partners LP	5.950	02/15/18	9,239,570
3,815	Plains All American Pipeline LP	6.700	05/15/36	3,902,924
3,370	Plains All American Pipeline LP	8.750	05/01/19	3,980,108
2,245	Spectra Energy Capital LLC	7.500	09/15/38	2,493,286
3,835	Texas Eastern Transmission LP	7.000	07/15/32	4,323,272

				36,100,001

	Property & Casualty Insurance 0.2%
4,315	Ace INA Holdings, Inc.	5.600	05/15/15	4,635,855
1,775	AIG SunAmerica Global Financing VI (b)	6.300	05/10/11	1,766,130
3,065	Allstate Corp.	7.450	05/16/19	3,567,157
6,590	Catlin Insurance Co., Ltd. (Bermuda) (b) (c)	7.249	12/31/49	4,876,600
5,366	Farmers Exchange Capital (b)	7.050	07/15/28	4,686,021

				19,531,763

	Railroads 0.2%
5,000	CSX Corp.	6.750	03/15/11	5,311,920
2,735	CSX Corp.	7.375	02/01/19	3,129,794
3,385	Norfolk Southern Corp.	5.750	01/15/16	3,605,780
2,175	Union Pacific Corp.	6.125	02/15/20	2,358,877
5,985	Union Pacific Corp.	7.875	01/15/19	7,254,012

				21,660,383

	REITS 0.1%
3,400	AvalonBay Communities, Inc.	6.100	03/15/20	3,478,496
3,850	Boston Properties LP	5.875	10/15/19	3,869,173
4,250	Simon Property Group LP	6.750	05/15/14	4,533,415
4,725	WEA Finance LLC (b)	6.750	09/02/19	5,082,503

				16,963,587

	Restaurants 0.0%
4,215	Yum! Brands, Inc.	5.300	09/15/19	4,241,525
1,130	Yum! Brands, Inc.	6.250	03/15/18	1,234,605

				5,476,130

	Retailers 0.1%
7,754	CVS Lease Pass-Through Trust	6.036	12/10/28	7,358,208
4,560	Home Depot, Inc.	5.875	12/16/36	4,416,146
4,210	Kohl’s Corp.	6.875	12/15/37	4,790,618

				16,564,972

	Supermarkets 0.1%
1,065	Delhaize America, Inc.	9.000	04/15/31	1,367,182
3,780	Delhaize Group (Belgium)	5.875	02/01/14	4,063,451

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Supermarkets (Continued)
$5,660	Kroger Co.	3.900%	10/01/15	$5,698,154
1,032	Kroger Co.	6.400	08/15/17	1,129,093
1,000	Kroger Co.	6.900	04/15/38	1,116,522

				13,374,402

	Technology 0.1%
3,375	Cisco Systems, Inc.	4.950	02/15/19	3,465,724
2,015	Cisco Systems, Inc.	5.900	02/15/39	2,044,443
1,815	Corning, Inc.	6.625	05/15/19	1,981,383
2,310	IBM Corp.	5.600	11/30/39	2,331,684
3,100	KLA Instruments Corp.	6.900	05/01/18	3,266,805
890	Xerox Corp.	5.625	12/15/19	890,434
2,795	Xerox Corp.	6.350	05/15/18	2,920,266

				16,900,739

	Tobacco 0.1%
3,505	Altria Group, Inc.	9.250	08/06/19	4,278,413
3,465	BAT International Finance PLC (United Kingdom) (b)	9.500	11/15/18	4,407,141
4,510	Philip Morris International, Inc.	5.650	05/16/18	4,750,532

				13,436,086

	Wireline 0.6%
5,135	AT&T Corp.	8.000	11/15/31	6,285,142
11,267	AT&T, Inc.	6.300	01/15/38	11,482,110
1,830	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	1,957,395
3,975	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	5,126,005
3,610	SBC Communications, Inc.	6.150	09/15/34	3,579,723
1,575	Telecom Italia Capital SA (Luxembourg)	4.875	10/01/10	1,612,301
5,295	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	5,835,408
3,260	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	3,640,794
10,015	Telefonica Europe (Netherlands)	8.250	09/15/30	12,503,327
8,045	Verizon Communications, Inc.	5.500	02/15/18	8,409,245
3,930	Verizon Communications, Inc.	6.350	04/01/19	4,343,369
3,435	Verizon Communications, Inc.	8.950	03/01/39	4,662,322

				69,437,141

	Total Corporate Bonds 7.2%			872,486,895

	Agency Bonds 1.6% Banking—FDIC Guaranteed 1.0%
18,400	Citibank NA	1.750	12/28/12	18,251,291
69,000	Citigroup Funding, Inc.	2.250	12/10/12	69,590,709
11,500	GMAC, Inc.	2.200	12/19/12	11,576,268
18,600	JPMorgan Chase & Co.	2.125	12/26/12	18,695,418
7,500	KeyBank NA	3.200	06/15/12	7,789,470

				125,903,156

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Noncaptive-Diversified Finance—FDIC Guaranteed 0.6%
$20,000	General Electric Capital Corp.	2.200%	06/08/12	$20,292,440
46,300	General Electric Capital Corp.	2.625	12/28/12	47,186,229

				67,478,669

	Total Agency Bonds 1.6%			193,381,825

	Foreign Government Obligations 0.2%
16,195	Brazilian Government International Bond (Brazil)	6.000	01/17/17	17,571,575
6,235	Italian Republic (Italy)	6.875	09/27/23	7,073,495
1,615	Republic of Peru (Peru)	7.125	03/30/19	1,865,325

	Total Foreign Government Obligations 0.2%			26,510,395

	Municipal Bonds 0.1% California 0.0%
2,745	California St Taxable Var Purp 3	5.950	04/01/16	2,773,191

	Illinois 0.1%
2,970	Illinois St Toll Hwy Auth Toll Hwy
	Rev Build America Bonds
	Direct Pmt Taxable Sr Priority	6.184	01/01/34	3,023,846

	Total Municipal Bonds 0.1%			5,797,037

	Asset Backed Securities 0.0%
2,323	Harley-Davidson Motorcycle Trust	4.070	02/15/12	2,342,933

Total Long-Term Investments 97.2% (Cost $11,143,406,514)				11,727,241,544

Description				Value

Short-Term Investments 2.8% Repurchase Agreements 2.7%
Banc of America Securities ($123,660,592 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $123,660,729)				$123,660,592
JPMorgan Chase & Co. ($200,395,769 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $200,395,769)				200,395,769
State Street Bank & Trust Co. ($4,181,639 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $4,181,639)				4,181,639

Total Repurchase Agreements 2.7%				328,238,000

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Description	Value

United States Government Agency Obligations 0.1%
United States Treasury Bill ($4,955,000 par, yielding 0.154%, 05/06/10 maturity) (d)	$4,952,393

Total Short-Term Investments 2.8% (Cost $333,190,393)	333,190,393

Total Investments 100.0% (Cost $11,476,596,907)	12,060,431,937

Other Assets in Excess of Liabilities 0.0%	4,657,925

Net Assets 100.0%	$12,065,089,862

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Non-income producing security.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Variable Rate Coupon

(d)	All or a portion of this security has been physically segregated in connection with open futures contracts.

ADR—American Depositary Receipt
LYON—Liquid Yield Option Note

Futures contracts outstanding as of December 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Bond 30-Year Futures, March 2010 (Current Notional Value of $115,375 per contract)	79	$(418,068)
U.S. Treasury Notes 5-Year Futures, March 2010 (Current Notional Value of $114,383 per contract)	1,170	(2,693,894)

Total Long Contracts:	1,249	(3,111,962)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, March 2010 (Current Notional Value of $216,266 per contract)	1,175	1,471,532
U.S. Treasury Notes 10-Year Futures, March 2010 (Current Notional Value of $115,453 per contract)	1,158	3,309,767

Total Short Contracts:	2,333	4,781,299

Total Futures Contracts	3,582	$1,669,337

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

Swap contracts outstanding as of December 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A.	Sealed Air Corp.	Buy	1.120%	03/20/18	$1,540	$0	$5,300	BB+
Total Credit Default Swaps

*	Credit rating as issued by Standard and Poor’s.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common & Convertible Preferred Stocks
Aerospace & Defense	$40,356,640	$—	$—	$40,356,640
Agricultural Products	36,298,783	—	—	36,298,783
Air Freight & Logistics	39,488,540	—	—	39,488,540
Apparel Retail	59,315,735	—	—	59,315,735
Asset Management & Custody Banks	44,249,702	—	—	44,249,702
Automobile Manufacturers	9,646,000	—	—	9,646,000
Broadcasting & Cable TV	114,047,784	—	—	114,047,784
Broadcasting—Diversified	74,000,560	—	—	74,000,560
Communications Equipment	122,381,280	—	—	122,381,280
Computer Hardware	203,520,797	—	—	203,520,797
Consumer Electronics	104,652,300	—	—	104,652,300
Diversified Banks	110,479,417	—	—	110,479,417
Diversified Chemicals	89,286,345	132,560,342	—	221,846,687
Diversified Commercial & Professional Services	39,035,925	—	—	39,035,925
Diversified Metals & Mining	60,771,501	—	—	60,771,501
Drug Retail	79,840,296	—	—	79,840,296
Electric Utilities	355,861,258	—	—	355,861,258
Electronic Equipment Manufacturers	97,740,006	—	—	97,740,006
Food Distributors	83,959,700	—	—	83,959,700
Gold	54,307,149	—	—	54,307,149

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Health Care Distributors	$49,549,656	$—	$—	$49,549,656
Health Care Equipment	169,234,897	—	—	169,234,897
Health Care Facilities	—	22,349,250	—	22,349,250
Health Care Services	—	22,275,000	—	22,275,000
Home Improvement Retail	138,566,021	—	—	138,566,021
Human Resource & Employment Services	91,151,513	—	—	91,151,513
Hypermarkets & Super Centers	159,505,490	—	—	159,505,490
Industrial Conglomerates	404,372,206	—	—	404,372,206
Industrial Machinery	168,086,526	—	—	168,086,526
Insurance Brokers	233,719,008	—	—	233,719,008
Integrated Oil & Gas	666,100,342	—	—	666,100,342
Integrated Telecommunication Services	85,369,781	—	—	85,369,781
Internet Software & Services	231,454,996	—	—	231,454,996
Investment Banking & Brokerage	118,017,209	—	—	118,017,209
Managed Health Care	67,565,016	—	—	67,565,016
Motorcycle Manufacturers	42,157,080	—	—	42,157,080
Movies & Entertainment	343,006,996	—	—	343,006,996
Office Services & Supplies	59,752,651	—	—	59,752,651
Oil & Gas Equipment & Services	168,716,661	—	—	168,716,661
Oil & Gas Exploration & Production	258,787,322	—	—	258,787,322
Oil & Gas Storage & Transportation	—	32,244,069	—	32,244,069
Other Diversified Financial Services	620,222,104	—	—	620,222,104
Packaged Foods & Meats	222,386,908	—	—	222,386,908
Personal Products	78,043,368	—	—	78,043,368
Pharmaceuticals	421,964,774	95,225,321	—	517,190,095
Property & Casualty Insurance	222,525,728	—	—	222,525,728
Regional Banks	298,744,185	—	—	298,744,185
Reinsurance	25,283,772	—	—	25,283,772
Restaurants	20,229,062	—	—	20,229,062
Semiconductor Equipment	68,424,744	—	—	68,424,744
Semiconductors	90,855,480	—	—	90,855,480
Soft Drinks	72,521,100	—	—	72,521,100
Systems Software	19,884,377	—	—	19,884,377
Wireless Telecommunication Services	100,088,223	—	—	100,088,223
Convertible Corporate Obligations	—	1,692,709,843	—	1,692,709,843
United States Government Agencies & Obligations	—	1,093,831,720	—	1,093,831,720
Corporate Bonds	—	872,486,895	—	872,486,895
Agency Bonds	—	193,381,825	—	193,381,825
Foreign Government Obligations	—	26,510,395	—	26,510,395
Municipal Bonds	—	5,797,037	—	5,797,037

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Asset Backed Securities	$—	$2,342,933	$—	$2,342,933
Short-Term Investments	—	333,190,393	—	333,190,393
Futures	4,781,299	—	—	4,781,299
Credit Default Swaps	—	5,300	—	5,300

Total Investments in an Asset Position	$7,540,308,213	$4,524,910,323	$—	$12,065,218,536

Investments in a Liability Position
Futures	$(3,111,962)	$—	$—	$(3,111,962)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Collateralized
Mortgage
Obligations

Balance as of 12/31/08	$27,568
Accrued Discounts/Premiums	3
Realized Gain/Loss	(3,113,205)
Change in Unrealized Appreciation/Depreciation	3,106,976
Net Purchases/Sales	(21,342)
Net Transfers in and/or out of Level 3	-0-

Balance as of 12/31/09	$-0-

Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 12/31/09	$-0-

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $11,476,596,907)	$12,060,431,937
Cash	975
Receivables:
Interest	26,432,836
Dividends	14,597,809
Fund Shares Sold	8,896,240
Investments Sold	780,650
Distributor	692,853
Variation Margin on Futures	413,394
Swap Contracts	5,300
Other	1,071,700

Total Assets	12,113,323,694

Liabilities:
Payables:
Fund Shares Repurchased	27,279,497
Investments Purchased	10,529,964
Investment Advisory Fee	3,634,896
Affiliates	668,671
Trustees’ Deferred Compensation and Retirement Plans	1,191,349
Accrued Expenses	4,929,455

Total Liabilities	48,233,832

Net Assets	$12,065,089,862

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$12,675,663,384
Net Unrealized Appreciation	585,509,667
Accumulated Undistributed Net Investment Income	(347,446)
Accumulated Net Realized Loss	(1,195,735,743)

Net Assets	$12,065,089,862

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $8,395,715,939 and 1,077,409,634 shares of beneficial interest issued and outstanding)	$7.79
Maximum sales charge (5.75%* of offering price)	0.48

Maximum offering price to public	$8.27

Class B Shares:
Net asset value and offering price per share (Based on net assets of $1,594,134,682 and 208,538,268 shares of beneficial interest issued and outstanding)	$7.64

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,375,515,860 and 178,998,142 shares of beneficial interest issued and outstanding)	$7.68

Class R Shares:
Net asset value and offering price per share (Based on net assets of $169,713,276 and 21,681,453 shares of beneficial interest issued and outstanding)	$7.83

Class I Shares:
Net asset value and offering price per share (Based on net assets of $530,010,105 and 68,000,102 shares of beneficial interest issued and outstanding)	$7.79

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $3,859,222)	$192,084,331
Interest	143,064,008

Total Income	335,148,339

Expenses:
Investment Advisory Fee	39,904,669
Distribution (12b-1) and Service Fees
Class A	19,676,007
Class B	3,892,009
Class C	12,776,200
Class R	745,061
Transfer Agent Fees	19,240,793
Reports to Shareholders	1,976,225
Accounting and Administrative Expenses	1,487,794
Professional Fees	528,502
Custody	484,682
Trustees’ Fees and Related Expenses	262,712
Registration Fees	149,804
Other	359,401

Total Expenses	101,483,859

Net Investment Income	$233,664,480

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Unaffiliated Investments	$(19,301,613)
Realized Loss on Sales of Affiliated Investments	(7,274,392)
Written Options	(2,340,738)
Foreign Currency Transactions	(78,923)
Futures	3,235,175
Swap Contracts	150,369,078

Net Realized Gain	124,608,587

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,393,959,583)

End of the Period:
Investments	583,835,030
Futures	1,669,337
Swap Contracts	5,300

585,509,667

Net Unrealized Appreciation During the Period	1,979,469,250

Net Realized and Unrealized Gain	$2,104,077,837

Net Increase in Net Assets from Operations	$2,337,742,317

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$233,664,480	$397,313,444
Net Realized Gain/Loss	124,608,587	(1,232,625,977)
Net Unrealized Appreciation/Depreciation During the Period	1,979,469,250	(3,550,450,672)

Change in Net Assets from Operations	2,337,742,317	(4,385,763,205)

Distributions from Net Investment Income:
Class A Shares	(169,870,784)	(311,097,826)
Class B Shares	(34,279,040)	(67,418,301)
Class C Shares	(18,888,668)	(39,897,038)
Class R Shares	(2,837,918)	(4,776,162)
Class I Shares	(10,397,866)	(12,268,513)

	(236,274,276)	(435,457,840)

Distributions from Net Realized Gain:
Class A Shares	-0-	(9,737,846)
Class B Shares	-0-	(2,204,383)
Class C Shares	-0-	(1,736,510)
Class R Shares	-0-	(154,420)
Class I Shares	-0-	(327,844)

	-0-	(14,161,003)

Total Distributions	(236,274,276)	(449,618,843)

Net Change in Net Assets from Investment Activities	2,101,468,041	(4,835,382,048)

From Capital Transactions:
Proceeds from Shares Sold	1,465,117,527	2,256,739,415
Net Asset Value of Shares Issued Through Dividend Reinvestment	217,024,419	410,686,331
Cost of Shares Repurchased	(3,473,291,737)	(5,308,254,206)

Net Change in Net Assets from Capital Transactions	(1,791,149,791)	(2,640,828,460)

Total Increase/Decrease in Net Assets	310,318,250	(7,476,210,508)
Net Assets:
Beginning of the Period	11,754,771,612	19,230,982,120

End of the Period (Including accumulated undistributed net investment income of $(347,446) and $(26,087,660), respectively)	$12,065,089,862	$11,754,771,612

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class A Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$6.45		$8.84	$9.12		$8.68		$8.62

Net Investment Income	0.15	(a)	0.20 (a)	0.22	(a)	0.20	(a)	0.17
Net Realized and Unrealized Gain/Loss	1.34		(2.36)	0.08		0.86		0.49

Total from Investment Operations	1.49		(2.16)	0.30		1.06		0.66

Less:
Distributions from Net Investment Income	0.15		0.22	0.22		0.20		0.18
Distributions from Net Realized Gain	-0-		0.01	0.36		0.42		0.42

Total Distributions	0.15		0.23	0.58		0.62		0.60

Net Asset Value, End of the Period	$7.79		$6.45	$8.84		$9.12		$8.68

Total Return (b)	23.51%		–24.78%	3.26%		12.53%		7.81%
Net Assets at End of the Period (In millions)	$8,395.7		$8,214.1	$13,332.5		$12,604.9		$10,376.7
Ratio of Expenses to Average Net Assets	0.82%		0.79%	0.76%		0.78%		0.78%
Ratio of Net Investment Income to Average Net Assets	2.15%		2.59%	2.32%		2.29%		1.98%
Portfolio Turnover	78%		56%	35%		39%		38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$6.33		$8.68		$8.97		$8.55		$8.49

Net Investment Income	0.14	(a)	0.20	(a)	0.17	(a)	0.13	(a)	0.11
Net Realized and Unrealized Gain/Loss	1.32		(2.32)		0.08		0.84		0.49

Total from Investment Operations	1.46		(2.12)		0.25		0.97		0.60

Less:
Distributions from Net Investment Income	0.15		0.22		0.18		0.13		0.12
Distributions from Net Realized Gain	-0-		0.01		0.36		0.42		0.42

Total Distributions	0.15		0.23		0.54		0.55		0.54

Net Asset Value, End of the Period	$7.64		$6.33		$8.68		$8.97		$8.55

Total Return (b)	23.48%(c	)	–24.78%	(c)	2.71%	(c)	11.66%		7.15%
Net Assets at End of the Period (In millions)	$1,594.1		$1,693.8		$2,978.3		$3,270.4		$3,222.1
Ratio of Expenses to Average Net Assets	0.82%(c	)	0.79%	(c)	1.25%	(c)	1.53%		1.53%
Ratio of Net Investment Income to Average Net Assets	2.16%(c	)	2.59%	(c)	1.83%	(c)	1.54%		1.22%
Portfolio Turnover	78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class C Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$6.36		$8.72		$9.01		$8.58		$8.52

Net Investment Income	0.09	(a)	0.14	(a)	0.14	(a)	0.14	(a)	0.11
Net Realized and Unrealized Gain/Loss	1.33		(2.32)		0.08		0.84		0.49

Total from Investment Operations	1.42		(2.18)		0.22		0.98		0.60

Less:
Distributions from Net Investment Income	0.10		0.17		0.15		0.13		0.12
Distributions from Net Realized Gain	-0-		0.01		0.36		0.42		0.42

Total Distributions	0.10		0.18		0.51		0.55		0.54

Net Asset Value, End of the Period	$7.68		$6.36		$8.72		$9.01		$8.58

Total Return (b)	22.63%(c	)	–25.33%	(c)	2.41%		11.73%		7.12%
Net Assets at End of the Period (In millions)	$1,375.5		$1,340.4		$2,333.4		$2,267.4		$1,968.8
Ratio of Expenses to Average Net Assets	1.56%(c	)	1.50%	(c)	1.51%		1.53%		1.53%
Ratio of Net Investment Income to Average Net Assets	1.40%(c	)	1.88%	(c)	1.57%		1.54%		1.22%
Portfolio Turnover	78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class R Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$6.48		$8.87	$9.16		$8.72		$8.65

Net Investment Income	0.13	(a)	0.18 (a)	0.19	(a)	0.18	(a)	0.15
Net Realized and Unrealized Gain/Loss	1.35		(2.36)	0.08		0.86		0.50

Total from Investment Operations	1.48		(2.18)	0.27		1.04		0.65

Less:
Distributions from Net Investment Income	0.13		0.20	0.20		0.18		0.16
Distributions from Net Realized Gain	-0-		0.01	0.36		0.42		0.42

Total Distributions	0.13		0.21	0.56		0.60		0.58

Net Asset Value, End of the Period	$7.83		$6.48	$8.87		$9.16		$8.72

Total Return (b)	23.25%		–24.89%	2.87%		12.20%		7.65%
Net Assets at End of the Period (In millions)	$169.7		$148.4	$192.9		$151.8		$101.8
Ratio of Expenses to Average Net Assets	1.07%		1.04%	1.01%		1.03%		1.03%
Ratio of Net Investment Income to Average Net Assets	1.88%		2.35%	2.07%		2.04%		1.73%
Portfolio Turnover	78%		56%	35%		39%		38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$6.45		$8.84	$9.12		$8.69		$8.61

Net Investment Income	0.16	(a)	0.22 (a)	0.24	(a)	0.23	(a)	0.17
Net Realized and Unrealized Gain/Loss	1.35		(2.36)	0.08		0.84		0.53

Total from Investment Operations	1.51		(2.14)	0.32		1.07		0.70

Less:
Distributions from Net Investment Income	0.17		0.24	0.24		0.22		0.20
Distributions from Net Realized Gain	-0-		0.01	0.36		0.42		0.42

Total Distributions	0.17		0.25	0.60		0.64		0.62

Net Asset Value, End of the Period	$7.79		$6.45	$8.84		$9.12		$8.69

Total Return (b)	23.82%		–24.60%	3.52%		12.68%		8.33%
Net Assets at End of the Period (In millions)	$530.0		$358.1	$392.8		$154.7		$58.7
Ratio of Expenses to Average Net Assets	0.57%		0.54%	0.51%		0.53%		0.55%
Ratio of Net Investment Income to Average Net Assets	2.34%		2.85%	2.57%		2.53%		2.17%
Portfolio Turnover	78%		56%	35%		39%		38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Equity and Income Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Options are valued at the last sale price. Futures contracts are valued at the

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during the period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At December 31, 2009, the Fund had no when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $1,187,333,524 which will expire according to the following schedule.

Amount	Expiration

$748,794,735	December 31, 2016
438,538,789	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$11,488,800,186

Gross tax unrealized appreciation	$1,285,991,336
Gross tax unrealized depreciation	(714,359,585)

Net tax unrealized appreciation on investments	$571,631,751

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$236,274,276	$435,457,840
Long-term capital gain	-0-	14,161,003

	$236,274,276	$449,618,843

Permanent differences, primarily due to the Fund’s accretion and amortization, net realized gain/losses on swap contracts and paydowns on mortgage backed securities resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Gain	Capital

$28,350,010	$(30,090,816)	$1,740,806

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,186,654

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes, and the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended December 31, 2009, the Fund recognized expenses of approximately $485,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended December 31, 2009, the Fund recognized expenses of approximately $770,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2009, the Fund recognized expenses of approximately $4,267,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $926,900 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $1,756,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $2,436,500. Sales charges do not represent expenses of the Fund. For the year ended December 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co. Inc., an affiliate of the Adviser, totaling $338,204.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

The Fund invests in Mitsubishi UFJ Financial Group, Inc-ADR (Japan), an affiliate of the Adviser. A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2009 is a follows:

			Income	12/31/2008	12/31/2009
Investment	Purchase Cost	Sales Proceeds	Earned	Value	Value

Common Stocks
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan)	$-0-	$14,595,604	$-0-	$14,479,236	$-0-

Total	$-0-	$14,595,604	$-0-	$14,479,236	$-0-

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	152,455,661	$1,019,540,444	209,752,460	$1,632,378,217
Class B	17,040,669	112,317,617	20,444,876	156,684,986
Class C	14,723,990	97,030,036	22,766,621	174,710,806
Class R	7,528,313	50,828,631	11,383,764	90,560,554
Class I	27,440,102	185,400,799	26,999,012	202,404,852

Total Sales	219,188,735	$1,465,117,527	291,346,733	$2,256,739,415

Dividend Reinvestment:
Class A	24,446,316	$161,015,444	40,048,573	$302,283,375
Class B	4,987,667	32,122,352	8,744,988	64,763,050
Class C	2,469,812	15,782,993	4,593,803	34,171,381
Class R	346,588	2,295,727	519,488	3,913,802
Class I	864,221	5,807,903	743,947	5,554,723

Total Dividend Reinvestment	33,114,604	$217,024,419	54,650,799	$410,686,331

Repurchases:
Class A	(373,158,614)	$(2,461,244,129)	(485,002,634)	$(3,687,403,278)
Class B	(81,100,246)	(528,724,358)	(104,834,921)	(783,122,460)
Class C	(48,861,338)	(317,406,185)	(84,462,156)	(633,567,762)
Class R	(9,103,508)	(60,374,499)	(10,732,968)	(82,103,959)
Class I	(15,826,484)	(105,542,566)	(16,669,258)	(122,056,747)

Total Repurchases	(528,050,190)	$(3,473,291,737)	(701,701,937)	$(5,308,254,206)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $5,303,502,736 and $6,254,337,150, respectively. The cost of purchases and proceeds from sales of long-term

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $3,119,107,687 and $3,433,305,644, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.

A. Futures Contract The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2009, were as follows:

Contracts

Outstanding at December 31, 2008	10,952
Futures Opened	49,732
Futures Closed	(57,102)

Outstanding at December 31, 2009	3,582

B. Option Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar)

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premiums
	Contacts	Received

Options outstanding at December 31, 2008	2,724	$1,354,782
Options written	7,052	1,337,237
Options terminated in closing purchase transactions	(9,776)	(2,692,019)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at December 31, 2009	-0-	$-0-

C. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the year ended December 31, 2009, the average notional amounts of

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $2,665,000 and $0, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

Fund’s exposure to the counterparty. For the year ended December 31, 2009, the average notional amount of interest rate swap contracts entered into by the Fund was $30,231,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives			Liability Derivatives
	Balance Sheet			Balance Sheet
Primary Risk Exposure	Location	Fair Value		Location	Fair Value

Credit Contracts	Swap Contracts	$5,300		Swap Contracts	$-0-
Interest Rate Contracts	Variation Margin on Futures	4,781,299	*	Variation Margin on Futures	(3,111,962	)*

Total		$4,786,599			$(3,111,962)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended December 31, 2009.

	Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk	Purchased	Written
Exposure	Options	Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$983,685	$983,685
Equity Contracts	-0-	-0-	15,158,681	-0-	15,158,681
Interest Rate Contracts	1,170,502	(2,340,738)	(11,923,506)	149,385,393	136,291,651

Total	$1,170,502	$(2,340,738)	$3,235,175	$150,369,078	$152,434,017

	Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk	Purchased	Written
Exposure	Options	Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$(1,397,544)	$(1,397,544)
Interest Rate Contracts	(3,874,481)	2,577,993	26,389,699	(144,495,627)	(119,402,416)

Total	$(3,874,481)	$2,577,993	$26,389,699	$(145,893,171)	$(120,799,960)

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2009  continued

Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii)  purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Equity and Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Equity and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Equity and Income Fund (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity and Income Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

Van Kampen Equity and Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2009. For corporate shareholders 60% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $184,128,192 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Equity and Income Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Equity and Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Equity and Income Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Equity and Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Equity and Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Equity and Income Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Equity and Income Fund
Trustees and Officers Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Equity and Income Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

25, 125, 225, 625, 525
EQIANN 02/10
IU10-00602P-Y12/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$37,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$2,800	(3)	$109,924	(4)
All Other Fees	$0		$208,088	(5)
Total Non-Audit Fees	$2,800		$318,012

Total	$40,100		$318,012

2008

	Registrant		Covered Entities(1)
Audit Fees	$37,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$2,800	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$2,800		$1,088,685

Total	$40,100		$1,088,685

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity and Income Fund
By:  /s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:  /s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010
By:  /s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: February 18, 2010